                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) JUNE 2, 2004

  AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING
              CORPORATION II                            CORPORATION III LLC                           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

   DELAWARE      13-3854638   333-113579-03    DELAWARE      20-0942395    333-113579-02    DELAWARE     20-0942445   333-113579-01
   (State or      (I.R.S.     (Commission     (State or       (I.R.S.       (Commission     (State or      (I.R.S.    (Commission
     Other        Employer    File Number)      Other         Employer     File Number)       Other       Employer    File Number)
 Jurisdiction   Identification               Jurisdiction  Identification                 Jurisdiction   Identification
      of          Number)                         of          Number)                          of          Number)
 Incorporation                              Incorporation                                 Incorporation
      or                                          or                                           or
 Organization)                              Organization)                                 Organization)

        200 VESEY STREET, ROOM 138                  4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
            MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
         NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 2, 2004, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2004-2 Supplement, dated as of June 2, 2004, and it Series 2004-3 Supplement, dated as of June 2, 2004. The Series Supplements are attached hereto as Exhibit 4.1 and
                  Exhibit 4.2.

                  On June 2, 2004, American Express Credit Account Master Trust issued its $334,000,000 Class A Floating Rate Asset Backed Certificates, Series 2004-2 and $30,000,000 Class B Floating Rate Asset Backed Certificates, Series 2004-2 (the "SERIES 2004-2 CERTIFICATES").

                  On June 2, 2004, American Express Credit Account Master Trust issued its $522,000,000 Class A 4.35% Asset Backed Certificates, Series 2004-3 and $30,000,000 Class B 4.55% Asset Backed Certificates, Series 2004-3 (the "SERIES 2004-3 CERTIFICATES").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

   Exhibit 4.1 Series 2004-2 Supplement, dated as of June 2, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.

   Exhibit 4.2 Series 2004-3 Supplement, dated as of June 2, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         AMERICAN EXPRESS RECEIVABLES FINANCING
                                         CORPORATION II,
                                         as originator of the Trust and
                                         Co-Registrant and as Transferor on
                                         behalf of the Trust as Co-Registrant


                                            By:       /s/ David L. Yowan
                                                --------------------------------
                                            Name: David L. Yowan
                                            Title: President

                                         AMERICAN EXPRESS RECEIVABLES FINANCING
                                         CORPORATION III LLC,
                                         as originator of the Trust and
                                         Co-Registrant and as Transferor on
                                         behalf of the Trust as Co-Registrant


                                            By:       /s/ Traci L. Memmott
                                                --------------------------------
                                            Name: Traci L. Memmott
                                            Title: Vice President and Treasurer

                                         AMERICAN EXPRESS RECEIVABLES FINANCING
                                         CORPORATION IV LLC,
                                         as originator of the Trust and
                                         Co-Registrant and as Transferor on
                                         behalf of the Trust as Co-Registrant


                                            By:       /s/ Rob Radle
                                                --------------------------------
                                            Name: Rob Radle
                                            Title: President

                                  EXHIBIT INDEX


Exhibit            Description
-------            -----------

Exhibit 4.1 Series 2004-2 Supplement, dated as of June 2, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.

Exhibit 4.2 Series 2004-3 Supplement, dated as of June 2, 2004, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004.